UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2013

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FINJAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)
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Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

261 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 755-3320

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 23, 2013, Finjan Holdings, Inc. (the “Company”) issued a press release announcing its subsidiary, Finjan, Inc., has been issued a new U.S. patent (No. 8,566,580) expiring in 2032.  The patent relates to a proprietary system developed by the Company for splitting an SSL connection between two security computers, designed specifically to address network security concerns.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: October 23, 2013	By:	/s/ Philip Hartstein
Name: Philip Hartstein
Title: President